                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 1998


                              BOSTON CHICKEN, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               0-22802                               36-3904053
         (Commission File Number)     (I.R.S. Employer Identification No.)


                           14123 DENVER WEST PARKWAY
                                 P. O. BOX 4086
                             GOLDEN, CO  80401-4086
                                 (303) 278-9500
  (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On October 5, 1998, Boston Chicken, Inc. (the "Company") and its Boston Market related subsidiaries filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the District of Arizona in Phoenix. Later that same day, the Bankruptcy Court approved the Company's motions relating to the use of cash collateral, the payment of pre-petition salaries, wages and benefits, and trade payables, and entered an order approving a $70 million debtor-in-possession financing facility entered into with a group of lenders lead by General Electric Capital Corporation and Bank of America National Trust and Savings Association.

     A copy of the Company's two press releases related to the foregoing matters has been filed with the SEC as an exhibit to this Form 8-K.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 2, 1998, the Board of Directors of the Company approved the engagement of PricewaterhouseCoopers LLP as principal accountant to audit the Company's consolidated financial statements.

     On October 2, 1998, Arthur Andersen LLP was dismissed, by the Company's Board of Directors and the Company's audit committee, as the Company's principal accountant and as principal accountant for the Company's subsidiaries other than Einstein/Noah Bagel Corp. (which is expected to make its own decision).

     Arthur Andersen LLP's reissued report on the Company's consolidated financial statements for the fiscal year ended December 28, 1997 includes a qualification which states there is substantial doubt about the Company's ability to continue as a going concern.

     There have been no disagreements between management and Arthur Andersen LLP during the Company's two most recent fiscal years and any subsequent interim period preceding the engagement of PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference in connection with its report to the subject matter of the disagreements.

     Arthur Andersen LLP has issued a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen LLP agrees with the statements contained in the preceding three paragraphs. A copy of that letter is attached as an exhibit to this Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

     Exhibit                         Description
     -------                         -----------

       16       Letter from Arthur Andersen LLP

       20 Press Releases pertaining to voluntary reorganization under Chapter 11

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOSTON CHICKEN, INC.


Date:  October 8, 1998             By:  Lawrence E. White
                                        ------------------------
                                        LAWRENCE E. WHITE
                                        Executive Vice President

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                                 EXHIBIT INDEX

        Exhibit                     Description
        -------                     ------------
          16        Letter from Arthur Andersen LLP

          20 Press Releases pertaining to voluntary reorganization under Chapter 11

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